SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.

                                    Form 8-K

                             CURRENT REPORT PURSUANT

                          TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported):    March 20, 2002
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                            The Leather Factory, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


       1-12368                                           75-2543540
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(Commission File Number)                    (IRS Employer Identification Number)


3847 East Loop 820 South, Fort Worth, Texas                             76119
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  (Address of Principal Executive Offices)                            (Zip Code)


                                 (817) 496-4414
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)





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Item 5.  Other Events

         The Leather Factory, Inc. and its subsidiaries (collectively referred to here as the "Company") entered into an Amended and Restated Credit and Security Agreement (the "Credit Agreement") with Wells Fargo Bank Minnesota, N.
A. (the "Lender"), effective March 20, 2001. Under the Credit Agreement, the Lender was substituted as the lender under the Company's prior credit agreement with the Lender's affiliate, Wells Fargo Business Credit, Inc. In addition, the Credit Agreement refinanced all of the outstanding indebtedness under the prior credit agreement, consisting of $2,983,874.87 principal and $10,023.60 accrued interest and fees on March 20, 2002.

         The Credit Agreement provides a revolving credit line that matures on November 30, 2004, but it will automatically renew for an additional one-year term on that date and each subsequent November 30 unless the Company elects to terminate the line of credit in the 90 days prior to renewal. The total amount of credit available under the line of credit is the lesser of $7.5 million or the borrowing base (computed as 60% of eligible inventory up to $5.0 million plus 85% of eligible accounts receivable).

         At March 20, 2002, the Company's borrowing base was $5,261,596.98, of which $2,993,898.47 was drawn to refinance the amounts outstanding under the prior credit agreement. The Company is required to pay an annual fee equal to 0.5% annually of the average undrawn balance of this line of credit. In an effort to reduce these fees, the Company elected to reduce the maximum amount of this line of credit to $7.5 million, instead of $8.5 million provided in the earlier credit agreement. The Company believes that its liquidity resources will be adequate and this additional amount of credit is not needed.

         Amounts drawn under the Credit Agreement accrue interest at the base (or "prime") rate of interest announced daily by Wells Fargo Bank, N.A. in San Francisco, California, although the Company may elect to have advances accrue interest at the London interbank eurodollar market rate for U.S. dollars (commonly know as "LIBOR") plus 2.60%.

         The Credit Agreement contains covenants by the Company that it will achieve at least $900,000 of net income annually. Corresponding increases in the Company's consolidated stockholders' equity are also required. Capital expenditures are limited to $700,000 in 2002 and $500,000 in subsequent years. Other covenants by the Company are also contained in the Credit Agreement.

         The Credit Agreement is secured by substantially all of the Company's assets. Among other things, the collateral agreements executed in connection with the Credit Agreement include a "lockbox" arrangement providing that all of the Company's accounts receivable will be collected through an affiliate of the Lender.

         Copies of the Credit Agreement, and the related Security Agreement and Collection Account Agreement are attached as exhibits to this report. See Item 7.

         This Item 5 contains forward-looking statements including statements about the Registrant's need for additional sources of liquidity. Unforeseen events, such as unanticipated requirements for liquid assets could cause these

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forward-looking  statements to be incorrect.  See the Registrant's Form 10-K for
2001 for additional information about forward-looking statements.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         The Registrant files the following exhibits as material contracts:

         10.1 Amended and Restated Credit Agreement, dated as of March 20, 2002, made by and among The Leather Factory, Inc., a Delaware corporation; Roberts, Cushman & Company, Inc., a New York corporation; The Leather Factory, Inc., a Nevada corporation; The Leather Factory of Nevada Investments Inc., a Nevada corporation; Tandy Leather Company, Inc., a Nevada corporation; Tandy Leather Company Investments, Inc., a Nevada corporation; The Leather Factory, L.P., a Texas limited partnership; Tandy Leather Company, L.P., a Texas limited partnership; Hi-Line Leather & Manufacturing Company, a California corporation; and The Leather Factory, Inc., an Arizona corporation, and Wells Fargo Bank Minnesota, National Association,.
         10.2 Revolving Note, dated March 20, 2002, in the principal amount of up to $7,500,000.00 given by The Leather Factory, Inc., a Delaware corporation; Roberts, Cushman & Company, Inc., a New York corporation; The Leather Factory, Inc., a Nevada corporation; The Leather Factory of Nevada Investments Inc., a Nevada corporation; Tandy Leather Company, Inc., a Nevada corporation; Tandy Leather Company Investments, Inc., a Nevada corporation; The Leather Factory, L.P., a Texas limited partnership; Tandy Leather Company, L.P., a Texas limited partnership; Hi-Line Leather & Manufacturing Company, a California corporation; and The Leather Factory, Inc., an Arizona corporation, as borrowers, payable to the order of Wells Fargo Bank Minnesota, National Association.
         10.3 Collection Account Agreement, dated as of March 20, 2002, among The Leather Factory, Inc., a Delaware corporation; Roberts, Cushman & Company, Inc., a New York corporation; The Leather Factory, Inc., a Nevada corporation; The Leather
                  Factory of Nevada Investments Inc., a Nevada corporation; Tandy Leather Company, Inc., a Nevada corporation; Tandy Leather Company Investments, Inc., a Nevada corporation; The Leather Factory, L.P., a Texas limited partnership; Tandy Leather Company, L.P., a Texas limited partnership; Hi-Line Leather & Manufacturing Company, a California corporation; and The Leather Factory, Inc., an Arizona corporation, and Wells Fargo Bank Minnesota, National Association, a national banking association and Wells Fargo Bank Texas, National Association

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         10.4     Amended and Restated Security Agreement, dated as of March 20,
                  2002, by and between The Leather Factory of Canada, Ltd., a Manitoba corporation, and Wells Fargo Bank Minnesota, National Association.
         10.5 Amended and Restated Guaranty (the Leather Factory of Canada, Ltd.), dated as of March 20, 2002, executed by The Leather Factory of Canada, Ltd., a Manitoba corporation, for the benefit of Wells Fargo Bank Minnesota, National Association.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            THE LEATHER FACTORY, INC.



                                            BY: /s/ Wray Thompson
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                                            Wray Thompson, Chairman of the Board
                                            and Chief Executive Officer
Date: March 20, 2002